                                                                   Exhibit 10.10

                             SUBORDINATION AGREEMENT
                                 (INTERCOMPANY)


          THIS SUBORDINATION AGREEMENT (this "Agreement"), is entered into as of December ___, 1998 between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill") and the undersigned Subsidiaries of NATIONAL MEDIA CORPORATION, a Delaware corporation (individually and collectively, the "Holdings Subsidiaries"), with reference to the following recitals of fact:

          WHEREAS, Quantum North America, Inc., a Delaware corporation ("Debtor") and Foothill have entered into that certain Loan and Security Agreement dated as of the date hereof (as amended, modified, renewed, extended, or replaced from time to time, the "Loan Agreement"), pursuant to which Foothill has agreed to make certain loans to Debtor;

          WHEREAS, the Holdings Subsidiaries have made or hereafter may make loans and other advances to Debtor; and

          WHEREAS, the Holdings Subsidiaries have agreed to the subordination of such indebtedness to it, upon the terms and subject to the conditions set forth in this Agreement.

          NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions, representations, and warranties set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

SECTION 1 DEFINITIONS; INTERPRETATION.

          (a) TERMS DEFINED IN LOAN AGREEMENT. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

          (b) CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings:

          "Dollars" means and refers to United States of America dollars or such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts in the United States of America.

          "Insolvency Event" has the meaning set forth in SECTION 3.

          "Senior Debt" shall mean all indebtedness and liabilities (including all principal, interest (including interest accruing after the commencement of a Proceeding whether or not such interest is allowed as a claim therein), default interest, fees, charges, and collection expenses) now or hereafter owed by Debtor under the Loan Agreement or any other Loan Document.

          "Subordinated Debt" means all indebtedness, liabilities and other monetary obligations of Debtor owing to the Holdings Subsidiaries, whether now existing or hereafter


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arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined, including all principal, all interest accrued thereon, all fees, and all other amounts payable by Debtor to the Holdings Subsidiaries.

          "Subordinated Debt Documents" means any agreement, note, or other document evidencing the Subordinated Debt.

          "Subordinated Debt Payment" means any payment or distribution by or on behalf of Debtor, directly or indirectly, of assets of Debtor of any kind or character, whether in cash, property or securities, including on account of the purchase, redemption or other acquisition of Subordinated Debt, as a result of any collection, sale or other disposition of collateral, or by setoff, exchange or in any other manner, for or on account of the Subordinated Debt.

          "Subordinated Lender Remedies" means any action which results in (i) the sale, foreclosure, realization on or liquidation of any of Debtor's assets or properties (ii) the execution on any judgment obtained against Debtor, (iii) the acceleration of the Subordinated Debt, (iv) the filing of any petition or lien under any bankruptcy, insolvency or creditors' rights laws with respect to Debtor, or (v) the institution or exercise against Debtor of any suit, legal action, arbitration or other enforcement remedy.

          (c) INTERPRETATION. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule, and exhibit references are to this Agreement unless otherwise specified. References to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto. References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation referred to. The captions and headings are for convenience of reference only and shall not affect the construction of this Agreement.

SECTION 2 SUBORDINATION TO PAYMENT OF SENIOR DEBT.

          All payments on account of the Subordinated Debt shall be subject, subordinate and junior, in right of payment and exercise of remedies, to the extent and in the manner set forth herein, to the prior payment, in full, in cash (or other consideration acceptable to Foothill in its sole discretion and agreed to by Foothill) of the Senior Debt.

SECTION 3 SUBORDINATION UPON ANY DISTRIBUTION OF ASSETS OF DEBTOR.

          In the event of any payment or distribution of assets or properties of Debtor of any kind or character, whether in cash, property, or securities, upon the dissolution, winding up, or total or partial liquidation or reorganization, readjustment, arrangement, or similar proceeding relating to Debtor or its property, whether voluntary or involuntary, or in bankruptcy, insolvency,



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receivership, arrangement or similar proceedings or upon an assignment for the benefit of creditors, or upon any other marshaling or composition of the assets and liabilities of Debtor, or otherwise (such events, collectively, the "Insolvency Events"): (i) all amounts owing on account of the Senior Debt shall first be paid, in full, in cash, or payment provided for in cash (or other consideration acceptable to Foothill in its sole discretion and agreed to by Foothill), before any Subordinated Debt Payment is made; and (ii) to the extent permitted by applicable law, any Subordinated Debt Payment to which any Holdings Subsidiary would be entitled except for the provisions hereof, shall, in the event of any such Insolvency Event, be paid or delivered by the trustee in bankruptcy, receiver, assignee for the benefit of creditors, or other liquidating agent making such payment or distribution directly to Foothill for application to the payment of the Senior Debt in accordance with clause (i), after giving effect to any concurrent payment or distribution or provision therefor to Foothill in respect of such Senior Debt.

SECTION 4 PAYMENTS ON SUBORDINATED DEBT.

          (a) PERMITTED PAYMENTS. So long as (i) no Event of Default has occurred and is continuing or would result therefrom, and (ii) after giving effect to such Subordinated Debt Payments Debtor shall have Excess Availability of not less than $3,000,000, Debtor may make, and the Holdings Subsidiaries shall be entitled to receive, Subordinated Debt Payments made in the ordinary course of business.

          (b) PROHIBITION ON PAYMENTS. Notwithstanding the provisions of SUBSECTION 4(A) above, (i) upon the occurrence and during the continuation of any Event of Default, or (ii) if, after giving effect to such Subordinated Debt Payment, Debtor shall have Excess Availability of less than $3,000,000 then, in either case, no Subordinated Debt Payment shall be made or agreed to be made by Debtor or accepted by any Holdings Subsidiary on account of the principal of, premium or interest on, or any other amounts in respect of the Subordinated Debt, and Debtor shall not segregate or hold in trust money for any such payment or distribution

SECTION 5 SUBORDINATION OF REMEDIES.

          As long as any Senior Debt shall remain outstanding and unpaid, no Holdings Subsidiary shall, without the prior written consent of Foothill:

          (i) accelerate, make demand, or otherwise make due and payable prior to the original stated maturity thereof any Subordinated Debt or bring suit or institute any other actions or proceedings to enforce its rights or interests in respect of the obligations of Debtor owing to such Holdings Subsidiary;

          (ii) exercise any rights under or with respect to guaranties of the Subordinated Debt, if any;

          (iii) exercise any rights to setoffs and counterclaims in respect of any indebtedness, liabilities or obligations of such Holdings Subsidiary to Debtor against any of the Subordinated Debt; or



                                       -3-
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          (iv) commence, or cause to be commenced, or join with any creditor other than Foothill in commencing, any bankruptcy, insolvency or receivership proceeding against Debtor.

SECTION 6 PAYMENT OVER TO FOOTHILL.

          Notwithstanding the provisions of SECTIONS 3, 4, AND 5, in the event that any Subordinated Debt Payments shall be received in contravention of such SECTIONS 3, 4, AND 5 by any Holdings Subsidiary before all Senior Debt is paid, in full, in cash (or other consideration acceptable to Foothill in its sole discretion and agreed to by Foothill), such Subordinated Debt Payments shall be held in trust for the benefit of Foothill and shall be paid over or delivered to Foothill for application to the payment, in full, in cash (or other consideration acceptable to Foothill in its sole discretion and agreed to by Foothill) of all Senior Debt remaining unpaid to the extent necessary to give effect to such SECTIONS 3, 4, AND 5, after giving effect to any concurrent payments or distributions to Foothill in respect of the Senior Debt.

SECTION 7 AUTHORIZATION TO FOOTHILL.

          If, while any Subordinated Debt is outstanding, any Insolvency Event shall occur relating to Debtor or its property: (i) Foothill is hereby irrevocably authorized and empowered (in the name of any one or more Holdings Subsidiaries or otherwise), but shall have no obligation, to demand, sue for, collect, and receive every payment or distribution in respect of the Subordinated Debt and give acquittance therefor and to file claims and proofs of claim (if any Holdings Subsidiary refuses to file, or does not timely file, such claims or proofs of claims) and take such other action as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of Foothill; and (ii) each Holdings Subsidiary shall promptly take such action as Foothill reasonably may request (A) to collect the Subordinated Debt for the account of Foothill and to file appropriate claims or proofs of claim in respect of the Subordinated Debt, (B) to execute and deliver to Foothill such powers of attorney, assignments, and other instruments as it may request to enable it to enforce any and all claims with respect to the Subordinated Debt, and (C) to collect and receive any and all Subordinated Debt Payments to the extent permitted by applicable law.

SECTION 8 CERTAIN AGREEMENTS OF THE HOLDINGS SUBSIDIARIES.

          (a) NO BENEFITS. Each Holdings Subsidiary understands that there may be various agreements among Foothill and Debtor evidencing and governing the Senior Debt, and such Holdings Subsidiary acknowledges and agrees that such agreements are not intended to confer any benefits on such Holdings Subsidiary and that Foothill shall have no obligation to such Holdings Subsidiary or any other Person to exercise any rights, enforce any remedies, or take any actions which may be available to them under such agreements.

          (b) NO INTERFERENCE. Each Holdings Subsidiary acknowledges that Debtor has granted Foothill a security interest in all of Debtor's assets, and agrees that, so long as such Holdings Subsidiary holds Subordinated Debt, such Holdings Subsidiary will not interfere with or in any manner oppose a disposition of any Collateral by Foothill in accordance with the terms of the agreements governing such grants and applicable law.



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          (c) RELIANCE BY FOOTHILL. Each Holdings Subsidiary acknowledges and agrees that Foothill will have relied upon and will continue to rely upon the subordination provisions provided for herein and the other provisions hereof in entering into the Loan Documents and making or making the Advances thereunder.

          (d) WAIVERS. Each Holdings Subsidiary waives any and all notice of the incurrence of the Senior Debt or any part thereof and any right to require marshaling of assets.

          (e) OBLIGATIONS OF HOLDINGS SUBSIDIARIES NOT AFFECTED. Each Holdings Subsidiary agrees that at any time and from time to time, without notice to or the consent of such Holdings Subsidiary , without incurring responsibility to such Holdings Subsidiary , and without impairing or releasing the subordination provided for herein or otherwise impairing the rights of Foothill hereunder: (i) the time for Debtor's performance of or compliance with any of its agreements contained in the Loan Documents may be extended or such performance or compliance may be waived by Foothill; (ii) the agreements of Debtor with respect to the Loan Documents may from time to time be modified by Debtor and Foothill for the purpose of adding any requirements thereto or changing in any manner the rights and obligations of Debtor or Foothill thereunder; (iii) the manner, place or terms for payment of Senior Debt or any portion thereof may be altered or the terms for payment extended, or the Senior Debt may be renewed in whole or in part; (iv) the maturity of the Senior Debt may be accelerated in accordance with the terms of any present or future agreement by Debtor and Foothill; (v) any Collateral may be sold, exchanged, released or substituted in accordance with the Loan Documents and any Lien in favor of Foothill may be terminated, subordinated, or fail to be perfected or become unperfected; (vi) any Person liable in any manner for Senior Debt may be discharged, released, or substituted; and (vii) all other rights against Debtor, any other Person, or with respect to any Collateral may be exercised (or Foothill may waive or refrain from exercising such rights) in accordance with the Loan Documents.

          (f) RIGHTS OF FOOTHILL NOT TO BE IMPAIRED. No right of Foothill to enforce the subordination provided for herein or to exercise its other rights hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act by Debtor hereunder or under or in connection with the other Loan Documents or by any noncompliance by Debtor with the terms and provisions and covenants herein or in any other Loan Document, regardless of any knowledge thereof Foothill may have or otherwise be charged with.

          (g) FINANCIAL CONDITION OF DEBTOR. No Holdings Subsidiary shall have any right to require Foothill to obtain or disclose any information with respect to: (i) the financial condition or character of Debtor or the ability of Debtor to pay and perform Senior Debt; (ii) the Senior Debt; (iii) the Collateral or other security for any or all of the Senior Debt; (iv) the existence or nonexistence of any guarantees of, or any other subordination agreements with respect to, all or any part of the Senior Debt; (v) any action or inaction on the part of Foothill or any other Person; or (vi) any other matter, except as otherwise expressly required by any provision of any Loan Document or law (except to the extent that any otherwise applicable requirement of law has been waived by such Holdings Subsidiary pursuant to a legally enforceable waiver).



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          (h) ACQUISITION OF LIENS OR GUARANTIES. Unless otherwise expressly permitted under the Loan Documents, no Holdings Subsidiary shall, without the prior consent of Foothill, acquire any right or interest in or to any Collateral or accept any guaranties for the Subordinated Debt.

SECTION 9 SUBROGATION.

          (a) SUBROGATION. Until the payment and performance in full of all Senior Debt, each Holdings Subsidiary shall not have, and shall not directly or indirectly exercise, any rights that it may acquire by way of subrogation under this Agreement, by any payment or distribution to Foothill hereunder or otherwise.

          (b) PAYMENTS OVER TO THE HOLDINGS SUBSIDIARIES. If any payment or distribution to which the Holdings Subsidiaries would otherwise have been entitled but for the provisions of SECTION 3, 4, OR 5 shall have been applied pursuant to the provisions of SECTION 3, 4, OR 5 to the payment of all amounts payable under the Senior Debt, the Holdings Subsidiaries shall be entitled to receive from Foothill any payments or distributions received by Foothill in excess of the amount sufficient to pay in full all amounts payable under or in respect of the Senior Debt. If any such excess payment is made to Foothill, Foothill shall promptly remit such excess to the Holdings Subsidiaries and until so remitted shall hold such excess payment for the benefit of the Holdings Subsidiaries. Each Holdings Subsidiary hereby agrees that the remittance by Foothill of such excess to any Holdings Subsidiary shall be deemed a remittance for the benefit of all the Holdings Subsidiaries.

SECTION 10 CONTINUING AGREEMENT; REINSTATEMENT.

          (a) CONTINUING AGREEMENT. This Agreement is a continuing agreement of subordination and shall continue in effect and be binding upon the Holdings Subsidiaries until payment and performance in full of the Senior Debt. The subordinations, agreements, and priorities set forth herein shall remain in full force and effect regardless of whether any party hereto in the future seeks to rescind, amend, terminate, or reform, by litigation or otherwise, its respective agreements with Debtor.

          (b) REINSTATEMENT. This Agreement shall continue to be effective or shall be reinstated, as the case may be, if, for any reason, any payment of the Senior Debt by or on behalf of Debtor shall be rescinded or must otherwise be restored by Foothill, whether as a result of an Insolvency Event or otherwise.

SECTION 11 TRANSFER OF SUBORDINATED DEBT.

          No Holdings Subsidiary may assign or transfer its rights and obligations in respect of the Subordinated Debt or any interest in the Subordinated Debt without the prior written consent of Foothill (which consent shall not be unreasonably withheld), and any such transferee or assignee, as a condition to acquiring an interest in the Subordinated Debt shall agree to be bound hereby, in form reasonably satisfactory to Foothill.



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SECTION 12 OBLIGATIONS OF DEBTOR NOT AFFECTED.

          The provisions of this Agreement are intended solely for the purpose of defining the relative rights against Debtor of the Holdings Subsidiaries, on the one hand, and Foothill, on the other hand. Nothing contained in this Agreement shall (i) impair, as between Debtor and the Holdings Subsidiaries, the obligation of Debtor to pay its obligations with respect to the Subordinated Debt as and when the same shall become due and payable in accordance with the terms thereof, or (ii) otherwise affect the relative rights against Debtor of the Holdings Subsidiaries, on the one hand, and the creditors of Debtor (other than Foothill), on the other hand.

SECTION 13 FURTHER ASSURANCES AND ADDITIONAL ACTS.

          (a) ENDORSEMENT OF SUBORDINATED DEBT DOCUMENTS. At the request of Foothill, all documents and instruments evidencing any of the Subordinated Debt shall be endorsed with a legend noting that such documents and instruments are subject to this Agreement, and the Holdings Subsidiaries shall promptly deliver to Foothill evidence of the same.

          (b) FURTHER ASSURANCES AND ADDITIONAL ACTS. Each of the Holdings Subsidiaries and Debtor shall execute, acknowledge, deliver, file, notarize and register at its own reasonable expense all such further agreements, instruments, certificates, financing statements, documents and assurances, and perform such acts as Foothill reasonably shall deem necessary or appropriate to effectuate the purposes of this Agreement, and promptly provide Foothill with evidence of the foregoing reasonably satisfactory in form and substance to Foothill.

SECTION 14  NOTICES.

          All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including by facsimile transmission) and shall be mailed, sent, or delivered at or to the address or facsimile number of the respective party or parties set forth below:


                  If to Foothill:    FOOTHILL CAPITAL CORPORATION
                                     11111 Santa Monica Boulevard, Suite 1500
                                     Los Angeles, California 90025
                                     Attn:  Business Finance Division Manager
                                     Telecopier: 310.478.9788

                  With a copy to:    BROBECK, PHLEGER & HARRISON LLP
                                     550 S. Hope Street, Suite 2100
                                     Los Angeles, CA 90071
                                     Attn: John Francis Hilson, Esq.
                                     Telecopier: 213.239.1324



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                  If to any Holdings  C/O NATIONAL MEDIA CORPORATION
                  Subsidiary:         15821 Ventura Boulevard, 5th Floor
                                      Encino, California 91436
                                      Attn: Daniel M. Yukelson
                                      Telecopier: 818.461.6530

                  With a copy to:     BUCHALTER, NEMER, FIELDS & YOUNGER
                                      601 South Figueroa Street, Suite 2400
                                      Los Angeles, California 90017
                                      Attn: William Jarblum, Esq.
                                      Telecopier: 213.896-0400

          The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other parties. All notices and communications sent in accordance with this section shall be effective (i) if delivered by hand, when delivered; (ii) if sent by mail, upon the earlier of the date of receipt or five (5) Business Days after deposit in the mail, first class (or air mail, with respect to communications to be sent to or from the United States), postage prepaid; and
(iii) if sent by facsimile transmission, when sent.

SECTION 15 NO WAIVER; CUMULATIVE REMEDIES.

          No failure on the part of Foothill to exercise, and no delay in exercising, any right, remedy, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power, or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers, and privileges that may otherwise be available to Foothill.

SECTION 16 COSTS AND EXPENSES.

          (a) PAYMENTS BY DEBTOR. Debtor agrees to pay to Foothill on demand the reasonable out-of-pocket costs and expenses of Foothill, and the reasonable fees and disbursements of counsel to Foothill, in connection with the negotiation, preparation, execution, and delivery of this Agreement, and any amendments, modifications, or waivers of the terms thereof.

          (b) PAYMENTS BY DEBTOR AND THE HOLDINGS SUBSIDIARIES. Each of Debtor and the Holdings Subsidiaries jointly and severally agrees to pay to Foothill on demand all reasonable out-of-pocket costs and expenses of Foothill, and the fees and disbursements of counsel, in connection, following a breach hereof, with the enforcement or attempted enforcement of, and preservation of rights or interests under, this Agreement, including any reasonable out-of-pocket losses, costs and expenses sustained by Foothill as a result of any failure by any of the Holdings Subsidiaries to perform or observe its obligations contained in this Agreement.



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SECTION 17 SURVIVAL.

          All covenants, agreements, representations and warranties made in this Agreement shall, except to the extent otherwise provided herein, survive the execution and delivery of this Agreement, and shall continue in full force and effect so long as any Senior Debt remains unpaid. Without limiting the generality of the foregoing, the obligations of Debtor and the Holdings Subsidiaries under SECTION 16 shall survive the satisfaction of the Senior Debt.

SECTION 18 BENEFITS OF AGREEMENT.

          This Agreement is entered into for the sole protection and benefit of the parties hereto and their successors and assigns, and no other Person shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with, this Agreement.

SECTION 19 BINDING EFFECT.

          This Agreement shall be binding upon, inure to the benefit of and be enforceable by Debtor, the Holdings Subsidiaries, and Foothill and their respective successors and assigns.

SECTION 20 GOVERNING LAW.

          THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.

SECTION 21 SUBMISSION TO JURISDICTION.

          EACH HOLDINGS SUBSIDIARY HEREBY (i) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA AND THE FEDERAL COURTS OF THE UNITED STATES SITTING IN THE STATE OF CALIFORNIA FOR THE PURPOSE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, (ii) AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURTS, (iii) IRREVOCABLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY OBJECTION WHICH THEY NOW OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY OF THE FOREGOING COURTS, AND ANY OBJECTION ON THE GROUND THAT ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND (iv) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PERMITTED BY LAW.



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


SECTION 22 ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS.

          (a) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of Debtor, Foothill, and the Holdings Subsidiaries with respect to the matters set forth herein and supersedes any prior agreements, commitments, drafts, communications, discussions, and understandings, oral or written, with respect thereto.

          (b) AMENDMENTS AND WAIVERS. No amendment to any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by Debtor, the Holdings Subsidiaries, and Foothill; and no waiver of any provision of this Agreement, or consent to any departure by Debtor or the Holdings Subsidiaries therefrom, shall in any event be effective unless the same shall be in writing and signed by Foothill. Any such amendment, waiver, or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 23 CONFLICTS.

          In case of any conflict or inconsistency between any terms of this Agreement, on the one hand, and any documents or instruments in respect of the Subordinated Debt, on the other hand, then the terms of this Agreement shall control.

SECTION 24 SEVERABILITY.

          Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement or the validity or effectiveness of such provision in any other jurisdiction.

SECTION 25 INTERPRETATION.

          This Agreement is the result of negotiations between, and has been reviewed by counsel to, Foothill, the Holdings Subsidiaries, and Debtor and is the product of all parties hereto. Accordingly, this Agreement shall not be construed against Foothill merely because of Foothill's involvement in the preparation hereof.

SECTION 26 COUNTERPARTS; TELEFACSIMILE EXECUTION.

          This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

SECTION 27 TERMINATION OF AGREEMENT.

          Upon payment and performance in full of the Senior Debt, this Agreement shall terminate and Foothill shall promptly execute and deliver to Debtor and the Holdings Subsidiaries such documents and instruments as shall be necessary to evidence such termination; provided, however, that the obligations of Debtor and the Holdings Subsidiaries under SECTION 16 shall survive such termination.

SECTION 28 AGREEMENTS RELATIVE TO A BANKRUPTCY PETITION.

          If, while any Subordinated Debt is outstanding, a petition under chapter 11 of the Bankruptcy Code shall be filed by or against Debtor, no Holdings Subsidiary shall accept a plan under chapter 11 of the Bankruptcy Code if the class in which Foothill's claim is place (i) is an impaired class under such plan, and (ii) has not accepted such plan.

                  [Remainder of page left intentionally blank.]

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                                  FOOTHILL CAPITAL CORPORATION,
                                                  a California Corporation

                                                  By:
                                                     ---------------------------
                                                  Name:
                                                       -------------------------
                                                  Title
                                                       -------------------------

                         NATIONAL MEDIA HOLDINGS, INC.,
                             a Delaware corporation
                          NATIONAL MEDIA HOLDINGS, INC,
                             a Delaware corporation
                         QUANTUM INTERNATIONAL LIMITED,
                             a company organized under the
                             laws of the United Kingdom
                         QUANTUM FAR EAST LTD.,
                             a company organized under the
                             laws of New Zealand
                         QUANTUM MARKETING INTERNATIONAL, INC.,
                             a Delaware corporation
                         QUANTUM INTERNATIONAL JAPAN COMPANY,
                             a company organized under the laws of Japan
                         DIRECT AMERICA CORPORATION,
                             a Delaware corporation
                         NANCY LANGSTON & ASSOCIATES, INC.,
                             a Delaware corporation
                         POSITIVE RESPONSE TELEVISION, INC.,
                             a Delaware corporation
                         POSITIVE RESPONSE MEDIA, INC.,
                            a California corporation
                         QUANTUM PRODUCTIONS AG,
                            a company organized under the laws of Switzerland
                         PRESTIGE MARKETING LIMITED,
                            a company organized under the
                            laws of New Zealand
                         SUZANNE PAUL HOLDINGS PTY LIMITED,
                            a company organized under the
                            laws of Australia
                         SUZANNE PAUL (AUSTRALIA) PTY LIMITED,
                            a company organized under the laws of Australia
                         TELE-SHOPPING PTY LIMITED,
                            a company organized under the laws of Australia
                         QUANTUM POLAND,
                            a company organized under the laws of Poland


                         By:
                            --------------------------------------
                         Name:
                              ------------------------------------
                         Title:
                               -----------------------------------
                                for each of the above name Persons

                             DEBTOR ACKNOWLEDGEMENT

Debtor has received a copy of, and has read, the foregoing Subordination Agreement. Debtor agrees to be bound by such agreement, and not to take any action that would breach or violate the terms thereof. Debtor consents to the execution, delivery, and performance of such agreement by Foothill and the Holdings Subsidiaries, and agrees that Debtor's obligations to Foothill and the Holdings Subsidiaries are not diminished by such agreement. Debtor acknowledges that it has no rights under the foregoing agreement and is not a third party beneficiary of such agreement.

Dated as of the date first set forth above:

                                    QUANTUM NORTH AMERICA, INC.
                                    a Delaware corporation



                                    By:
                                       -------------------------
                                    Name:
                                         -----------------------
                                    Title:
                                          ----------------------